Exhibit 10.1

Amendment AGREEMENT

This Amendment Agreement (this “Agreement”), dated as of May 12, 2025, is by and between NanoVibronix, Inc., a Delaware corporation (the “Company”), and the holder listed on the signature pages attached hereto (the “Holder”).

WITNESSETH

Whereas, in connection with that that certain Agreement and Plan of Merger, dated as of February 14, 2025, by and among the Company, NVEH Merger Sub I, Inc., NVEH Merger Sub II, LLC, and ENvue Medical Holdings, Corp., the Holder was issued shares of Series X Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), the terms of which are set forth in the Certificate of Designations of the Preferred Stock (as amended, the “Certificate of Designations”); and

whereas, pursuant to Section 4.1 of the Certificate of Designations, as long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote or written approval, agreement or waiver of the holders of 70% of the then outstanding shares of the Preferred Stock (the “Requisite Series X Holders”) issue further shares of Preferred Stock in excess of 57,720 or increase the number of authorized shares of Preferred Stock;

WHEREAS, pursuant to Section 8(d) of the Certificate of Designations,  the Certificate of Designations or any provision thereunder may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or by written consent without a meeting in accordance with the Delaware General Corporation Law (the “DGCL”), of the Requisite Series X Holders, voting separately as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the DGCL and the Certificate of Incorporation; and

Whereas, the undersigned collectively hold at least 70% of the outstanding shares of Preferred Stock and thereby constitute the Requisite Series X Holders.

Now, therefore, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1.	Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Certificate of Designations.

2.	Amendment to the Certificate of Designations. The parties hereto hereby agree to amend the terms of the Preferred Stock as set forth in the Certificate of Designations of the Preferred Stock in the form attached hereto as Exhibit A (the “Amendment”). Upon the effectiveness of this Agreement, the Company shall promptly file the Amendment with the Secretary of State of the State of Delaware.

3.	Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts (including by electronic mail, in PDF or by DocuSign or similar electronic signature), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.	Governing Law. THIS Agreement SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW SET FORTH IN SECTION 9.4 OF THE Certificate of Designations, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

5.	Terms and Conditions. Except as modified and amended herein, all of the terms and conditions of the Certificate of Designations shall remain in full force and effect.

[Signature pages follow immediately.]

1

[Company Signature Page to Amendment Agreement]

In witness whereof, the undersigned has executed and delivered this Agreement as of the date first above written.

Company:

NANOVIBRONIX, Inc.

By:
Name:	Stephen Brown
Title:	Chief Financial Officer

[Investor Signature Page to Amendment Agreement]

In witness whereof, the undersigned has executed and delivered this Agreement as of the date first above written.

Name of Investor:

By:
Name of signatory:
Title:

Exhibit A

Form of Amendment to Certificate of Designations